UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-2

AMPLITECH GROUP, INC.
(Name of Registrant as Specified In Its Charter)

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155 PLANT AVENUE

HAUPPAUGE, NY, 11788

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 5:00 p.m. Eastern Time on Tuesday, December 6, 2022

Dear Stockholders of AmpliTech Group, Inc.

We cordially invite you to attend the 2022 annual meeting of stockholders, which we refer to as the Annual Meeting, of AmpliTech Group, Inc., a Nevada corporation, which will be held on Tuesday, December 6, 2022 at 5:00 p.m. Eastern Time, in person at the offices of AmpliTech Group, Inc., 155 Plant Avenue, Hauppauge, NY, 11788, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect five directors, each to hold office until the 2023 Annual Meeting of Stockholders and until his or her successor is elected and qualified;

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for our fiscal year ending December 31, 2022;

3.	To provide an advisory vote to approve executive compensation; and

4.	To provide an advisory vote on the frequency of the advisory vote on executive compensation.

We will transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on October 20, 2022 as the record date for the Annual Meeting. Only stockholders of record on October 20, 2022 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

On or about October 27, 2022, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet or by fax or email and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at the following Internet address:  https://AMPG.simplyvoting.com. All you have to do is enter the Elector ID and password located on your proxy card.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, fax, email or mail.

We appreciate your continued support of Amplitech Group, Inc.

By order of the Board of Directors,

/s/ Fawad Maqbool
Chairman, Chief Executive Officer, President, Chief Executive Officer and Treasurer
Hauppauge, New York
October 27, 2022

We are closely monitoring developments related to COVID-19. It could become necessary or desirable for us to change the date, time, location and/or means of holding the Annual Meeting (including by means of remote communication). If such a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website and filed as additional proxy materials.

AMPLITECH GROUP, INC.

PROXY STATEMENT

FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 5:00 p.m. Eastern Time on Tuesday, December 6, 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2022 annual meeting of stockholders of AmpliTech Group, Inc., a Nevada corporation, and any postponements, adjournments or continuations thereof, which we refer to as the Annual Meeting. The Annual Meeting will be held on Tuesday, December 6, 2022 at 5:00 p.m. Eastern Time, at the offices of AmpliTech Group, Inc., 155 Plant Avenue, Hauppauge, New York, 11788. The Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice,” containing instructions on how to access this proxy statement and our annual report is first being mailed on or about October 27, 2022 to all stockholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 6, 2022. Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2021 are available at https://AMPG.simplyvoting.com.

What matters am I voting on?

You will be voting on:

●	the election of five directors, each to hold office until the 2023 Annual Meeting of Stockholders and until his or her successor is elected and qualified;
●	a proposal to ratify the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for our fiscal year ending December 31, 2022;
●	an advisory vote to approve executive compensation;
●	an advisory vote on the frequency of the advisory vote on executive compensation; and
●	any other business as may properly come before the Annual Meeting.

How does the Board of Directors recommend I vote on these proposals?

Our Board of Directors recommends a vote:

●	“FOR” the election of each director nominee;
●	“FOR” the ratification of the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for our fiscal year ending December 31, 2022;
●	“FOR” the advisory vote on executive compensation; and
●	“FOR” “3 YEARS” on the frequency of the advisory vote on executive compensation.

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Who is entitled to vote?

Holders of our common stock as of the close of business on October 20, 2022, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 9,632,113 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by such stockholder on the record date. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote in person at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

What is a “broker non-vote”?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank, trust or other nominee with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker, bank, trust or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

How many votes are needed for approval of each proposal?

●

Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present in person, by remote communication, if applicable, or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on each of the nominees for election as a director.

●

Proposal No. 2: The ratification of the appointment of retained Sadler, Gibb & Associates, LLC, requires the affirmative vote of a majority of the shares of our common stock present in person, by remote communication, if applicable, or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Because this proposal is considered a “routine” matter under applicable stock exchange rules, there will not be any broker non-votes on this proposal.

●

Proposal No. 3: The advisory vote to approve executive compensation is not binding on the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders.

●

Proposal No. 4: The advisory vote on the frequency of the advisory vote on executive compensation is not binding on the Company. If none of the choices on the frequency vote receives a majority of the votes cast, the choice that receives the most number of votes will be considered to be the result of this advisory vote.

The advisory vote to approve executive compensation and the advisory vote on the frequency of the advisory vote on executive compensation will each be approved if there is a quorum and the votes cast “FOR” the proposal exceed those cast against the proposal.

What is the quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws (“Bylaws”) and Nevada law. The presence, in person, by remote communication, if applicable, or by proxy, of a majority of all outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

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How do I vote?

If you are a stockholder of record, there are four ways to vote:

VOTE BY INTERNET https://AMPG.simplyvoting.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 5, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY FAX OR EMAIL

Mark, sign and date your proxy card and return it by fax or by email to dcarlo@mtrco.com at (631) 209-8143 by 11:59 p.m. Eastern Time on December 5, 2022.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Manhattan Transfer Registrar Company, 38B Sheep Pasture Road, Port Jefferson, New York 11777.

VOTE IN PERSON

The Annual Meeting will be held on Tuesday, December 6, 2022, at 5:00 p.m. Eastern Time, at our offices located at 155 Plant Avenue, Hauppauge, New York, 11788.

Depending on concerns about the coronavirus (COVID-19) pandemic, AmpliTech Group, Inc. may hold a virtual Annual Meeting. The determination to hold a virtual Annual Meeting will be announced in a press release available at www.amplitechinc.com as soon as practicable before the meeting. In that event, the Annual Meeting would be conducted solely virtually, on the above date and time, via live webcast.

Even if you plan to attend the Annual Meeting in person, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by fax, email, or on the Internet. However, the availability of fax, email and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

●	entering a new vote by Internet;
●	completing and mailing, faxing or emailing a later-dated proxy card;
●	notifying the Secretary of AmpliTech Group, Inc., in writing, at 155 Plant Avenue, Hauppauge, New York, 11788; or
●	completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

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What do I need to do to attend the Annual Meeting in person?

Space for the Annual Meeting is limited. Therefore, admission will be on a first-come, first-served basis. Registration will open at 11:30 a.m. Eastern Time and the Annual Meeting will begin at 5:00 p.m. Eastern Time. Each stockholder should be prepared to present:

●	valid government photo identification, such as a driver’s license or passport; and
●

if you are a street name stockholder, proof of beneficial ownership as of October 20, 2022, the record date, such as your most recent account statement reflecting your stock ownership as of October 20, 2022, along with a copy of the voting instruction card provided by your broker, bank, trustee or other nominee or similar evidence of ownership.

Use of cameras, recording devices, computers and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual Meeting. Please allow ample time for check-in. Parking is limited.

We are closely monitoring developments related to COVID-19. It could become necessary or desirable for us to change the date, time, location and/or means of holding the Annual Meeting (including by means of remote communication). If such a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website and filed as additional proxy materials.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Fawad Maqbool, our CEO, has been designated as proxy holders by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about October 27, 2022 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

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How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on “routine” matters: the proposal to ratify the appointment of retained Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

AmpliTech Group, Inc.

Attention: Secretary

155 Plant Avenue

Hauppauge, New York, 11788

Tel: (631) 521-7831

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

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What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2023 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices on or before July 3, 2023. Proposals received after that date will not be included in the proxy materials we send out in connection with our 2023 Annual Meeting of Stockholders. The proposal should be addressed to Secretary, AmpliTech Group, Inc., 155 Plant Avenue, Hauppauge, New York, 11788. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In accordance with Article II, Section 2.15 of our Bylaws, a stockholder who wishes to present a proposal for consideration at the 2023 Annual Meeting of Stockholders must deliver a notice of the matter the stockholder wishes to present to our principal executive offices at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of the Annual Meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than August 8, 2023 and no later than September 7, 2023; provided, however, that in the event that the Annual Meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above .

The notice should include a brief description of the business desired to be brought before the 2023 Annual Meeting of Stockholders, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and any other information concerning such matter that must be disclosed in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as if the matter had been proposed, or intended to be proposed, by our Board of Directors. As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the notice should include the information required by Article II, Section 2.15 of our Bylaws.

Nomination of Director Candidates

You may propose director candidates for consideration by our nominating and corporate governance committee and Board of Directors. Any such recommendations should include the nominee’s name, address, date of birth, principal occupation or employment (present and for the past five years) and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section of this proxy statement titled “Director Candidates”.

In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, a stockholder must provide the information required by our Bylaws. In addition, a stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our Bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of five members. Three of our directors are independent within the meaning of the listing standards of The Nasdaq Stock Market (“Nasdaq”). Pursuant to our Bylaws, our directors are elected at each annual meeting of stockholders, and serve until their successors are elected and qualified at the next annual meeting of stockholders, or until their prior death, resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES.

All of our directors bring to our Board of Directors executive leadership experience from their service as executives and/or directors of our company and/or other entities. The biography of each of the nominees below contains information regarding the person’s business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused the nominating and corporate governance committee and our Board of Directors to determine that the person should serve as a director, given our business and structure.

Name	Age	Position
Fawad Maqbool	61	Chairman, President, Chief Executive Officer, Treasurer, Director
Louisa Sanfratello	57	Chief Financial Officer and Secretary, Director
Matthew Kappers	58	Director
Andrew Lee	39	Director
Daniel Mazziota	85	Director

Fawad Maqbool, age 61, has served as the Company’s President, Chief Executive Officer and Chairman of the Board of Directors since founding AmpliTech, Inc. in 2002. Prior to founding AmpliTech, Inc., Mr. Maqbool was the President of Aeroflex Amplicomm, Inc. for 2000 and 2001. His duties included, among other things, overseeing the design and development of amplifiers specifically for fiber optic communication applications. Mr. Maqbool was with MITEQ, Inc. from 1987 through 1999 where he began as an Engineering Group Leader and ultimately held the title of Department Head responsible for a staff of thirty-two consisting of engineers, technicians, assemblers and support personnel. His professional career began with the Hazeltine Corporation in 1983 where he was a Microwave Design Engineer through 1986. Mr. Maqbool received a bachelor’s degree in electrical engineering (major in microwaves and RF) and biomedical engineering from the City College of New York. He subsequently earned a master’s degree in electrical engineering (major in microwaves and RF) from Polytechnic University, now the New York University Tandon School of Engineering. Through his prior service, Mr. Maqbool possesses the knowledge and experience in microwaves and RF electrical engineering that aids him in efficiently and effectively identifying and executing the Company’s strategic priorities. As our Chief Executive Officer, Chairman and founder, Mr. Maqbool brings to the Board of Directors extensive knowledge of the Company’s products, structure, history, and culture as well as years of expertise in the industry.

Louisa Sanfratello, CPA, age 57, has been an accountant, servicing numerous clients in various industries since 1987. Her professional career began with the public accounting firm of Holtz Rubenstein & Co, where she gathered audit experience for several years and moved on to more challenging positions in both the public and private sector. She served as a Controller for The New Interdisciplinary School for over 10 years. Her responsibilities included overseeing the accounting department in addition to working directly with the NYS Department of Education. Ms. Sanfratello was also employed by the Make A Wish Foundation of Suffolk County as chief accountant working directly with the President and CFO. She joined AmpliTech, Inc. in 2012 as Chief Financial Officer, where she manages the company’s finances and SEC filings. Her responsibilities also include assisting the CEO in developing new business, maintaining operating budgets and ensuring adequate cash flow. Ms. Sanfratello was appointed to the Board of Directors for her extensive knowledge of the Company’s products and her financial and accounting expertise.

Matthew Kappers, age 58, has served as a director of the Company since January 2021. Mr. Kappers serves as the chairman of the Nominating and Corporate Governance Committee. Since 2011, Mr. Kappers has been a Managing Director at Concordia Financial Group, an investment bank and consulting firm. In June 2021, Mr. Kappers was appointed as the Chief Executive Officer and Director of the Cortec Group, Inc. He has experience in completing mergers and acquisitions, as well as post acquisition operations. Prior to Concordia Financial Group, he was in the corporate development group for two multi-billion-dollar NYSE companies (Republic Services, Inc. and Loewen Group International, Inc.). In addition to his M&A background, he has been the COO and CFO for several small to medium-sized privately held companies. Mr. Kappers earned a B.A. degree from Vanderbilt University and a M.B.A. degree from Miami University. Mr. Kappers’ financial and operations knowledge and experience qualifies him to serve on our board of directors.

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Andrew Lee, age 39, has served as a director of the Company since January 2021. Mr. Lee serves as the chairman of the Audit Committee. Mr. Lee is a licensed CPA and holds his MBA degree from Washington State University. Mr. Lee received his Bachelor of Business Administration, with concentrations in Finance and Accounting, from Walla Walla University. Mr. Lee has served as CFO of RealWear since 2017. Prior to joining RealWear, Mr. Lee led Finance and Operations as the CFO of Ryonet Corporation, a high-growth firm in Vancouver, Washington. Mr. Lee’s finance and accounting experience qualifies him to serve on our board of directors.

 Daniel Mazziota, age 85, has served as a director of the Company since January 2021. He serves as the chairman of the Compensation Committee. Mr. Mazziota founded Microwave Power Devices, Inc. in 1967, which he sold in 1980 to Macom Technology Solutions, a Nasdaq listed developer and producer of radio, microwave, and millimeter wave semiconductor devices and components. He served as the President of Microwave Power Devices, Inc. until his retirement in 1988. He has served as president of IDM Consulting since 1965. IDM Consulting provides consulting services to the microwave component and sub system industry. He received his BEE and MSEE degrees from New York Polytechnic Institute and is a fellow of the Institute. Mr. Mazziota’s microwave component and subsystem industry experience qualifies him to serve on our board of directors.

 Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors.

Name	Age	Position
Jorge Flores	55	Chief Operating Officer

Jorge Flores, age 55, joined AmpliTech at the end of March in 2021 as Executive Director of Operations, bringing with him over 30 years of combined operations and program management experience. Prior to joining AmpliTech’s executive leadership team, Mr. Flores held various leadership roles at Comtech Telecommunications, a Nasdaq listed corporation with over 2,000 employees and revenues of over $600,000,000. Previous management roles included Director of Program Management Office, Business Unit Manager and Supply Line Management. Mr. Flores holds an MBA with concentration in Operations Management and Leadership from Dowling NY and, a BS in Business Administration, Major in Operations Management from NYIT. Mr. Flores was promoted to Chief Operating Officer effective February 21, 2022. As Chief Operating Officer, Mr. Flores leads critical initiatives to further streamline operations, drive growth, and take ownership of creating an enhanced experience for AmpliTech’s valued customers.

Family Relationships

There are no family relationships among any of our current or former directors or executive officers.

Involvement in Certain Legal Proceedings

To our knowledge, there have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability of our director or executive officers.

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Board Meetings and Committees

During our fiscal year ended December 31, 2021, our Board of Directors held 10 meetings (including regularly scheduled and special meetings), and each director attended 100% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we strongly encourage our directors to attend.

Effective January 20, 2021, we formed an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which is comprised of our three non-employee directors. Mr. Kappers was appointed chairman of the Nominating and Corporate Governance Committee, Mr. Lee as the chairman of the Audit Committee and Mr. Mazziota as the chairman of the Compensation Committee. Mr. Lee’s finance and accounting experience qualifies him as the audit committee financial expert.

Our Board of Directors has determined that each of Mr. Kappers, Mr. Lee and Mr. Mazzioota is independent within the meaning of Rule 5605(a)(2) of the Nasdaq Listing Rules and the rules and regulations promulgated by the SEC. In making its independence determinations, the Board of Directors sought to identify and analyze all of the facts and circumstances related to any relationship between a director, his or her immediate family and our company and our affiliates and did not rely on categorical standards other than those contained in the Nasdaq rule referenced above. Our Board of Directors has determined that Mr. Kappers, Mr. Lee and Mr. Mazziota meet the additional test for independence for audit committee members imposed by SEC regulations and Section 5605(c)(2)(A) of the Nasdaq Stock Market listing rules and that Mr. Kappers, Mr. Lee and Mr. Mazziota meet the additional test for independence for compensation committee members imposed by Section 5605(d)(2)(A) of the Nasdaq Stock Market listing rules.

Audit Committee

The primary purpose of our audit committee is to assist our Board of Directors in the oversight of the integrity of our accounting and financial reporting process, the audits of our consolidated financial statements, and our compliance with legal and regulatory requirements. Our audit committee met four times during the year ended December 31, 2021. The functions of our audit committee include, among other things:

●	hiring the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and monitoring its independence and performance;
●	reviewing and approving the planned scope of the annual audit and the results of the annual audit;
●	pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;
●	reviewing the significant accounting and reporting principles to understand their impact on our consolidated financial statements;
●	reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;
●

reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

●	periodically reviewing and discussing with management the effectiveness and adequacy of our system of internal controls;
●	in consultation with management and the independent auditors, reviewing the integrity of our financial reporting process and adequacy of disclosure controls;
●	reviewing potential conflicts of interest under and violations of our code of conduct;
●

establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

●	reviewing and approving related-party transactions; and
●	reviewing and evaluating, at least annually, our audit committee’s charter.

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With respect to reviewing and approving related-party transactions, our audit committee will review related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and Board of Directors membership. Our audit committee could approve a related-party transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to this committee or the full Board of Directors any potential conflict of interest, or personal interest in a transaction that our Board of Directors is considering. Our executive officers are required to disclose any related-party transaction to the audit committee. We also poll our directors on an annual basis with respect to related-party transactions and their service as an officer or director of other entities. Any director involved in a related-party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

The financial literacy requirements of the SEC require that each member of our audit committee be able to read and understand fundamental financial statements. In addition, at least one member of our audit committee must qualify as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act, and have financial sophistication in accordance with the Nasdaq Stock Market listing rules. Our Board of Directors has determined that Mr. Lee qualifies as an audit committee financial expert.

Both our independent registered public accounting firm and management periodically meet privately with our audit committee.

 Our audit committee charter is available on our website at www.amplitech.com under “Investors—Governance—Governance Documents”.

Compensation Committee

The primary purpose of our compensation committee is to assist our Board of Directors in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. Our compensation committee met six times during the year ended December 31, 2021. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our compensation committee include, among other things:

●	designing and implementing competitive compensation, retention and severance policies to attract and retain key personnel;
●	reviewing and formulating policy and determining the compensation of our Chief Executive Officer, our other executive officers and employees;
●	reviewing and recommending to our Board of Directors the compensation of our non-employee directors;
●	reviewing and evaluating our compensation risk policies and procedures;
●	administering our equity incentive plans and granting equity awards to our employees, consultants and directors under these plans;
●	administering our performance bonus plans and granting bonus opportunities to our employees, consultants and non-employee directors under these plans;
●	if required from time to time, preparing the analysis or reports on executive officer compensation required to be included in our annual proxy statement;
●	engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and
●	reviewing and evaluating, at least annually, our compensation committee’s charter.

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The compensation committee retains sole authority to hire any compensation consultant, approve such consultant’s compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement.

The compensation committee reviews our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives to assess and determine that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.

 Our compensation committee charter is available on our website at www.amplitech.com under “Investors—Governance—Governance Documents”.

Nominating and corporate governance committee

The primary purpose of our nominating and corporate governance committee is to assist our Board of Directors in promoting the best interest of our company and our stockholders through the implementation of sound corporate governance principles and practices. Our nominating and corporate governance committee met two times during the year ended December 31, 2021. The functions of our nominating and corporate governance committee include, among other things:

●	identifying, reviewing and evaluating candidates to serve on our Board of Directors;
●	determining the minimum qualifications for service on our Board of Directors;
●	developing and recommending to our Board of Directors an annual self-evaluation process for our Board of Directors and overseeing the annual self-evaluation process;
●	developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board of Directors any changes to such principles; and
●	periodically reviewing and evaluating our nominating and corporate governance committee’s charter.

Our nominating committee charter is available on our website at www.amplitechinc.com under “Investors—Governance—Governance Documents”.

Director Candidates

Our Board of Directors has a critical role in guiding our strategic direction and overseeing the management of our business, and accordingly, we seek to attract and retain highly qualified directors who have sufficient time to engage in the activities of our Board of Directors and to understand and enhance their knowledge of our industry and business plans. In evaluating the suitability of individual candidates, our Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity; ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The core competencies of directors should address accounting or finance experience, market familiarity, business or management experience, industry knowledge, customer-base experience or perspective, crisis response, leadership, and/or strategic planning. Our Board of Directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Our Board of Directors will consider candidates for director recommended by stockholders, so long as such recommendations comply with our Articles of Incorporation, Bylaws, nominating and corporate governance committee charter and applicable laws, rules and regulations, including those promulgated by the SEC. Our Board of Directors will evaluate such recommendations in accordance with our Bylaws and our policies and procedures for director candidates, including our corporate governance guidelines. This process is designed to ensure that our Board of Directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact us in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock and a signed letter from the candidate confirming willingness to serve on our Board of Directors.

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Stockholder Communications

Although we do not have a formal policy regarding stockholder communications with our Board of Directors, stockholders may communicate with our Board of Directors, or any individual director on our Board of Directors, by writing to us at the address of our principal executive offices, addressing the communication to the attention of our Chief Executive Officer, and specifying the Board of Directors or, if applicable, the individual member thereof as the intended recipient of the communication. Our Corporate Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board of Directors or to the affairs of our Company. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board of Directors.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and believes that it should retain the flexibility to make this determination in the manner it believes will provide the most appropriate leadership for our company from time to time. Currently, Fawad Maqbool serves as Chairman of the Board and Chief Executive Officer. We do not have a lead independent director. Mr. Maqbool sets the strategic direction for the company and provides day-to-day leadership. As Chairman of the Board of Directors, Mr. Maqbool further oversees the agenda for board meetings in collaboration with the other board members. Our Board believes that it is in the best interest of the company and its stockholders for Mr. Maqbool to serve in both roles at this time given his knowledge of our company and industry. We believe that this structure provides appropriate leadership and oversight of the company and facilitates effective functioning of both management and our Board of Directors. Our Board of Directors will continue to reassess the structure to determine what is in the best interests of the Company and stockholders.

The Board of Directors oversees our exposure to risk through its interaction with management and receipt from management of periodic reports outlining matters related to financial, operational, regulatory, legal and strategic risks. Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.

Code of Conduct

We have adopted a Code of Ethics and Business Conduct that applies to all our directors, officers (including our Chief Executive Officer, Chief Financial Officer and any person performing similar functions) and employees. We have made our Code of Business Conduct and Ethics available on our website at the following address:  https://www.amplitechinc.com/amplitech-group-inc-code-of-ethics. We expect that any future amendments to our Code of Ethics and Business Conduct, or any waivers of its requirements, will be disclosed on our website.

Hedging Transactions

Our Insider Trading Policy prohibits insiders from buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s Securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time, with the exception of the Company’s tradeable warrants.

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Director Compensation

Persons serving as both an officer and a director of the Company are only included in the Executive Compensation Table for the year ended December 31, 2021.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Matthew Kappers			44,850				44,850
Andrew Lee			44,850				44,850
Daniel Mazziota			44,850				44,850

In connection with their respective appointments, each of Matthew Kappers, Andrew Lee and Daniel Mazziota entered into director agreements in 2021 with the Company, providing, among other things, that each of the directors shall be entitled to fees for attendance at virtual meetings, reimbursement of expenses for attending meetings and grants of up to 12,500 options to purchase shares of common stock of the Company pursuant to the Company’s 2020 Equity Incentive Plan (the “2020 Plan”). On June 30, 2021, the Company granted to each of our Board of Directors (Mr. Lee, Mr. Kappers, and Mr. Mazziota) ten-year nonqualified stock options to purchase 12,500 shares of common stock (totaling 37,500) according to the Company’s 2020 Plan. The stock options vest in full on the date of the grant, with an exercise price of $4.63 per share. The Company has calculated these options estimated fair market value at $134,550 using the Black-Scholes model, with the following assumptions: expected term 2.5 years, stock price $4.63, exercise price $4.63, volatility 153.1%, risk-free rate 0.36%, and no forfeiture rate.

On January 20, 2022, the Company entered into new director agreements with each of Matthew Kappers, Andrew Lee and Daniel Mazziota.  The director agreements have a one year term and provide, among other things, that each of the directors shall be entitled to fees for attendance at virtual meetings, reimbursement of expenses for attending meetings and a grant of 15,000 restricted stock units pursuant to the Company’s 2020 Plan.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed retained Sadler, Gibb & Associates, LLC (“Sadler”), independent registered public accountants, to audit our financial statements for our fiscal year ending December 31, 2022. Sadler has served as our independent registered public accounting firm since 2013.

Notwithstanding the appointment of Sadler and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Sadler as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Our audit committee is submitting the appointment of Sadler to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Sadler will be present at the Annual Meeting either in person or by teleconference, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of Sadler, our Board of Directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The aggregate fees billed for the fiscal years ended December 31, 2021 and 2020 for professional services rendered by Sadler for the audit of our annual financial statements provided by Sadler in connection with statutory and regulatory filings or engagements for this fiscal period were as follows:

	2021	2020
Audit Fees	$72,500	$65,133
Audit-Related Fees	$89,014	$7,900
Tax Fees	$2,875	$2,300
All Other Fees		-
Total	$164,389	$75,333

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

As of January 20, 2021, the Board of Directors appointed three independent directors to a newly appointed audit committee and appointed Andrew Lee as the chairman of the audit committee. In its capacity, the audit committee pre-approves all audit (including audit-related) and permitted non-audit services to be performed by the independent auditors. The audit committee will annually approve the scope and fee estimates for the year-end audit to be performed by the Company’s independent auditors for the fiscal year. With respect to other permitted services, the audit committee pre-approves specific engagements, projects and categories of services on a fiscal year basis, subject to individual project and annual maximums. To date, the Company has not engaged its auditors to perform any non-audit related service

The Audit Committee pre-approved all services provided by our independent registered public accounting firm. All the above services and fees during 2021 were pre-approved by our Audit Committee. All the above services in 2021 were reviewed and approved by our Audit Committee either before or after the respective services were rendered.

Vote Required

The ratification of the appointment of Sadler as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock present in person, by remote communication, if applicable, or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Because the appointment of an independent registered public accounting firm is considered a routine matter under applicable stock exchange rules, there will not be any broker non-votes with respect to this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SADLER.

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board believes that the Company’s compensation program for executive officers is designed to align the interests of our stockholders, officers and employees by tying compensation to individual and Company performance, both directly in the form of salary or annual cash incentive payments, and indirectly in the form of equity awards.

As required by Section 14A of the Securities Exchange Act of 1934, this proposal, commonly referred to as the “Say on Pay” resolution, seeks a stockholder advisory vote on the compensation of our Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K through the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”

Because this is an advisory vote, it will not be binding upon the Board. However, the Compensation Committee and Board value the opinions expressed by stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSED RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

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PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are seeking an advisory vote on whether stockholders would prefer an advisory vote on executive compensation (a “Say on Pay”) every one, two or three years. The Board believes that submitting the advisory vote to stockholders every three years is appropriate for our Company and our stockholders. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. However, the Board will take into account the outcome of this vote when making a future decision on the frequency of advisory votes on executive compensation.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” “3 YEARS” ON THE

PROPOSED RESOLUTION TO APPROVE THE FREQUENCY OF THE ADVISORY VOTE ON

EXECUTIVE COMPENSATION

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REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the Board of Directors comprised solely of independent directors as required by the Nasdaq listing standards and rules and regulations of the SEC. The audit committee operates under a written charter approved by the Board of Directors. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee will review and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to the company’s financial reporting process, the management of the company is responsible for (1) establishing and maintaining internal controls and (2) preparing the company’s financial statements. The company’s independent registered public accounting firm, Sadler, is responsible for auditing these financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the company’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management and Sadler;
●	discussed with Sadler the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC; and
●

received written disclosures and the letter from Sadler required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Sadler its independence.

Based on the audit committee’s review and discussions with management and Sadler, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Andrew Lee (Chair)

Matthew Kappers

Daniel Mazziota

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

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EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions. Our compensation committee reviews and approves corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluates the performance of our Chief Executive Officer in light of those goals and objectives and determines and approves the compensation of our Chief Executive Officer based on such evaluation. Our compensation committee has the sole authority to determine our Chief Executive Officer’s compensation. In addition, our compensation committee, in consultation with our Chief Executive Officer, reviews and approves all compensation for other officers, as well as the directors.

The compensation committee is authorized to retain the services of one or more executive compensation and benefits consultants or other outside experts or advisors as it sees fit, in connection with the establishment of our compensation programs and related policies.

The compensation committee has full authority to form and delegate authority to one or more subcommittees consisting solely of one or more members of the compensation committee as it deems appropriate from time to time. The compensation committee may delegate to the Chief Executive Officer or any other executive officer the authority to grant equity awards to employees of the Company who are not directors or officers of the Company, on such terms and subject to such limitations as the compensation committee may determine in compliance with Delaware corporate law.

Summary Compensation Table

The following table provides information regarding the compensation earned by our named executive officers for the years ended December 31, 2021 and December 31, 2020.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Fawad Maqbool	2021	305,769	75,000		266,281	-	647,050
Chairman, President and Chief Executive Officer	2020	191,827	-	-	-	-	191,827

Louisa Sanfratello	2021	195,192	30,000		133,141	-	358,333
Chief Financial Officer, Secretary	2020	147,788	-	-	-	-	147,788

On April 6, 2021, the Board of Directors approved an increase in salary, effective as of March 1, 2021, for Mr. Maqbool to $325,000 per year and for Ms. Sanfratello to $200,000 per year.

On February 21, 2022, the Company’s Board of Directors approved an increase in salary, effective as of January 1, 2022, for Mr. Maqbool, to $500,000 per year, and for Ms. Sanfratello, to $275,000 per year.

Employment Agreements with Executive Officers

We do not have any employment agreements with Mr. Maqbool or Ms. Sanfratello.

On February 21, 2022, we entered into an employment agreement with our Chief Operating Officer Jorge Flores pursuant to which Mr. Flores will receive a base annual salary of $275,000 and is eligible to participate in the Company’s 2020 Plan. The agreement contains a perpetual confidentiality covenant as well as non-competition and employee and customer non-solicitation covenants that apply during his employment and for a period of one year following his termination.  The agreement shall expire on March 20, 2023

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Option Awards Granted During 2021

On June 30, 2021, the Company granted to each of our Board of Directors (Mr. Lee, Mr. Kappers, and Mr. Mazziota) ten-year nonqualified stock options to purchase 12,500 shares of common stock (totaling 37,500) according to the Company’s 2020 Plan. The stock options vest in full on the date of the grant, with an exercise price of $4.63 per share. The Company has calculated these options estimated fair market value at $134,550 using the Black-Scholes model, with the following assumptions: expected term 2.5 years, stock price $4.63, exercise price $4.63, volatility 153.1%, risk-free rate 0.36%, and no forfeiture rate.

On July 26, 2021, the Company granted three employees, a consultant and two advisors to the Board ten-year stock options to purchase shares of common stock (totaling 52,000) according to the Company’s 2020 Plan. The stock options vest in equal quarterly installments over three years commencing one year after the grant date, with an exercise price of $3.88 per share. The Company has calculated these options estimated fair market value at $190,252 using the Black-Scholes model, with the following assumptions: expected term 7.0 years, stock price $3.88, exercise price $3.88, volatility 142.6%, risk-free rate 1.04%, and no forfeiture rate.

On September 29, 2021, the Company granted one employee five-year stock options to purchase 1,000 shares of common stock according to the Company’s 2020 Plan.  The stock options vest 50% on the date of grant and 50% on the one-year anniversary of the date of grant. The Company has calculated these options estimated fair market value at $2,868 using the Black-Scholes model, with the following assumptions: expected term 3.0 years, stock price $3.62, exercise price $3.88, volatility 147.2%, risk-free rate 0.55%, and no forfeiture rate.

On November 26, 2021, the Company granted two officers, one board member, two board advisors and one employee stock options to purchase 200,000 shares of common stock according to the Company’s 2020 Plan.  The stock options vest immediately with an exercise price of $3.52 per share. The Company has calculated these options estimated fair market value at $532,562 using the Black-Scholes model, with the following assumptions: expected term 2.5 years, stock price $3.52, exercise price $3.52, volatility 146.7%, risk-free rate 0.83%, and no forfeiture rate.

On November 30, 2021, the Company granted two employees five-year stock options to purchase 15,000 shares of common stock according to the Company’s 2020 Plan.  The stock options vest 12 months after the initial date of employment for each employee.  The Company has calculated these options estimated fair market value at $43,077 using the Black-Scholes model, with the following assumptions: expected term 3.0 years, stock price $3.88, exercise price $3.88, volatility 144.2%, risk-free rate 0.81%, and no forfeiture rate.

Equity Compensation Plan Information

2020 Equity Incentive Plan

In October 2020, the Board of Directors and shareholders adopted the 2020 Plan, effective as of December 14, 2020. Under the 2020 Plan, the Company reserved 1,250,000 shares of common stock to grant shares of common stock of the Company to employees and individuals who perform services for the Company. The purpose of the 2020 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to individuals who perform services for the Company, and to promote the success of the Company’s business. The 2020 Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Board of Directors may determine.

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The following table summarizes information about our equity compensation plans as of December 31, 2021:

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	305,500	$3.74	944,500
Equity compensation plans not approved by security holders	-	-	-
Total	305,500	$3.74	944,500

Outstanding Equity Awards at Fiscal Year End

On November 26, 2021, the Company granted the President and Chief Financial Officer stock options to purchase 100,000 and 50,000, respectively, shares of common stock according to the Company’s 2020 Plan. The stock options vest immediately with an exercise price of $3.52 per share. The Company has calculated these options estimated fair market value at $399,422 using the Black-Scholes model, with the following assumptions: expected term of 2.5 years, stock price of $3.52, exercise price of $3.52, volatility of 146.7%, risk-free rate of .83%, and no forfeiture rate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each director and named executive officer, (ii) all executive officers and directors as a group; and (iii) each shareholder known to be the beneficial owner of 5% or more of the outstanding common stock of the Company as of October 18, 2022. Beneficial ownership is determined in accordance with the rules of the SEC. Generally, a person is considered to beneficially own securities: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, and (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). For purposes of computing the percentage of outstanding shares held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise indicated below, the address of each person listed in the table below is c/o 155 Plant Avenue, Hauppauge, NY 11788.

	Amount and Nature of Beneficial Ownership
	Common Stock (1)
Name and Address of Beneficial Owner	No. of Shares		% of Class
Directors and Officers
Fawad Maqbool, Chairman, President, and Chief Executive Officer	2,850,504	(2)	29.59%
Louisa Sanfratello, Chief Financial Officer	110,000	(3)	1.14%
Jorge Flores	94,000	(4)	*
Daniel Mazziota	224,500	(5)	2.33%
Matthew Kappers	27,500	(6)	*
Andrew Lee	27,500	(6)	*

All officers and directors as a group (6 persons)	3,240,004		33.06%

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*	Less than 1%

1)	Based on 9,632,113 shares of common stock issued and outstanding.

2)	Includes options to purchase 200,000 shares of common stock and 1,000 warrants

3)	Includes 100,000 options to purchase shares of common stock.

4)	Includes 80,000 options to purchase shares of common stock.

5)	Includes 47,500 options to purchase shares of common stock

6)	Includes 12,500 options to purchase of common stock

RELATED PERSON TRANSACTIONS

The following sets forth a summary of transactions since the beginning of the fiscal year of 2021, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds $120,000 and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

In February 2021, we paid Bentley Associates, L.P., an affiliate of our former director Wayne Homschek, an advisory fee of $280,000 upon the closing of our public offering in February 2021. Mr. Homschek resigned from our board in July 2020.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and are required to furnish us with copies of these reports. Based solely on our review of the reports filed with the SEC, we believe that all persons subject to Section 16(a) of the Exchange Act timely filed all required reports in 2021.

 Fiscal Year 2021 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2021 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at www.amplitechinc.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to AmpliTech Group, Inc., Attention: Investor Relations, 155 Plant Avenue, Hauppauge, New York, 11788.

* * *

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by Internet, fax or email as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
Hauppauge, NY
October 27, 2022

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AMPLITECH GROUP, INC. Proxy Annual Meeting of Stockholders on Tuesday, December 6, 2022 at 5:00 p.m. 155 Plant Avenue Hauppauge, New York

You may vote by:	If choosing one of these options, sign & date card below.

AMPLITECH GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy Statement of Amplitech Group, Inc. in connection with the 2022 Annual Meeting to be held on December 6, 2022, and appoints Fawad Maqbool proxy with power of substitution, for and in the name of the undersigned, and hereby authorizes him to represent and to vote, all the shares of common stock of Amplitech Group, Inc., a Nevada corporation (“Company”), that the undersigned would be entitled to vote at our Annual Meeting of Stockholders (“Annual Meeting”) on December 6, 2022 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any proxy heretofore given. The proxy holder appointed hereby is further authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of all proposals.

The Board recommends that you vote “FOR” the Board’s nominees for directors (Proposal 1); “FOR” the ratification of Sadler, Gibb & Associates, LLC (Proposal 2); “FOR” the approval of the non-binding advisory resolution supporting the compensation of our named executive officers (Proposal 3); and “FOR” “Three Years” on the approved frequency of the advisory vote on executive compensation (Proposal 4).

☒ Please mark your votes as in this example using dark ink only.

1. Proposal to elect the following five (5) nominees as directors of the Company to hold office until the 2023 Annual Meeting of Stockholders and until his or her successor is elected and qualified.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐
01) Fawad Maqbool	☐	☐	☐
02) Louisa Sanfratello	☐	☐	☐
03) Matthew Kappers	☐	☐	☐
04) Andrew Lee	☐	☐	☐
05) Daniel Mazziota	☐	☐	☐

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2. The ratification of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. The approval of a non-binding advisory proposal approving a resolution supporting the compensation of named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. The approval of a non-binding advisory vote on the frequency of an advisory vote on compensation of named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
☐	☐	☐	☐

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

SIGNATURE	DATE	SIGNATURE	DATE

Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.

CONSENT TO ELECTRONIC DELIVERY

In lieu of receiving documents in paper format, the shareholder(s) agrees, to the fullest extent permitted by law, to accept electronic delivery of all future shareholder communications (including, without limitation, all meeting notices, proxy statements, annual reports and related materials that are required to be delivered to the shareholders under the Company’s governing documents or pursuant to applicable federal or state laws, rules or regulations). For this purpose, electronic delivery will include, without limitation, delivery by means of e-mail or e-mail notification that such documentation is available on the internet. The authorization described in this paragraph may be revoked by the shareholder at any time by written notice to the Company.

☐ I hereby consent to the electronic delivery of all future shareholder communications at the e-mail address indicated below.

E-mail address: _______________________________________________________________________________________________

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